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                                                                    Exhibit 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         I consent to the inclusion in this registration statement on Form SB-2 of my reports dated April 12, 2002, relating to our audit of the financial statements of Bridge Blood Technologies, L.L.C.




                                   /s/ Frank E. Hanson, C.P.A.
                                   ---------------------------
                                   Frank E. Hanson, C.P.A.



Arlington, Virginia
July 27, 2002